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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) January 29, 1998
                                                        ----------------

                         Commission File Number 0-21884
                                                -------

                              REXALL SUNDOWN, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


         FLORIDA                                               59-1688986
         -------                                               ----------
(State or Other Jurisdiction of                            (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)


            851 Broken Sound Parkway, NW, Boca Raton, Florida 33487
            -------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (561) 241-9400
                                                          --------------

                                      N/A
                        -------------------------------
                        (Former Name or Former Address,
                          if Changed Since Last Report)









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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 29, 1998, Rexall Sundown, Inc. (the "Company") announced that it had consummated a merger with Richardson Labs, Inc. ("Richardson"), a Delaware corporation, whereby the Company issued 2,886,414 shares of common stock, $.01 par value, of the Company, to Richardson's stockholders in exchange for all of the outstanding shares of common stock of Richardson.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         This Current Report is being amended for the sole purpose of attaching the exhibits to Exhibit 2.1 inadventently omitted from the form 8-K filed on February 11, 1998.

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger dated December 24, 1997 by and between Richardson Labs, Inc., RAC Acquisition Corp., Rexall Sundown, Inc., Priddy Brothers Holdings, LLC, Abraham & Sons, LLC, Edward Priddy, John Priddy and Mark Priddy.

                  99       Press Release dated January 29, 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REXALL SUNDOWN, INC.



Date:  March 12, 1998                   /s/ Dean Desantis
                                        --------------------------------------
                                        Dean DeSantis, Senior Vice President




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                                LIST OF EXHIBITS



Exhibit A                  Voting Agreement
Exhibit B                  Edward Priddy Employment Agreement
Exhibit C                  Mark Priddy Employment Agreement
Exhibit D                  John Priddy Employment Agreement
Exhibit E                  Registration Rights Agreement
Exhibit F                  Pooling Agreement